                                                                  EXHIBIT NO. 11

                 STATEMENT OF COMPUTATION OF EARNINGS PER SHARE

                                                                   YEAR ENDED
                                                               DECEMBER 31, 1997
                                                              --------------------
                                                                         EARNINGS
                                                              SHARES     PER SHARE
                                                              -------    ---------
                                                                 (IN THOUSANDS)
  Basic Weighted average shares outstanding.................  149,684      $2.05
                                                              =======      =====
Diluted
  Average shares outstanding................................  149,684
  Common stock equivalents..................................    1,324
                                                              -------
                                                              151,008      $2.03
                                                              =======      =====

                                                                   YEAR ENDED
                                                               DECEMBER 31, 1996
                                                              --------------------
                                                                         EARNINGS
                                                              SHARES     PER SHARE
                                                              -------    ---------
                                                                 (IN THOUSANDS)
  Basic Weighted average shares outstanding.................  141,183      $1.80
                                                              =======      =====
Diluted
  Average shares outstanding................................  141,183
  Common stock equivalents..................................      971
                                                              -------
                                                              142,154      $1.79
                                                              =======      =====

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